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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                NOVEMBER 22, 1999



                              TRIPATH IMAGING, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                      0-22885                  55-1995728
(State or other jurisdiction       (Commission File             (IRS Employer
      of incorporation)                 Number)              Identification No.)



             780 PLANTATION DRIVE, BURLINGTON, NORTH CAROLINA 27215
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (336) 222-9707





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ITEM 5.  OTHER EVENTS.

         TriPath Imaging, Inc. has announced its results of operations for the month ended October 31, 1999, its first full month as a combined company. Filed herewith as Exhibit 99.1 is a copy of a press release that was issued November 22, 1999 describing these results.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c) Exhibits.

           99.1     Press release issued by the registrant on November 22, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 3, 1999                    TRIPATH IMAGING , INC.



                                           By: /s/ Eric W. Linsley
                                               ---------------------------------
                                               Eric W. Linsley
                                               Vice President, Finance and
                                               Chief Financial Officer







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                                  EXHIBIT INDEX

EXHIBIT
  NO.            DESCRIPTION
-------          -----------

 99.1            Press release issued by the registrant on November 22, 1999.


























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